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                                                                Exhibit 10(j)(2)

                                SECOND AMENDMENT
                                       TO
                             OGLEBAY NORTON COMPANY
                  SUPPLEMENTAL SAVINGS AND STOCK OWNERSHIP PLAN

                     WHEREAS, the Oglebay Norton Company Supplemental Savings and Stock Ownership Plan, established effective January 1, 1985, for the purpose of providing benefits to certain salaried employees, is presently maintained under an amended and restated document executed on June 14, 1989 (the "Plan"); and

                     WHEREAS, it is desired further to amend the Plan;

                     NOW, THEREFORE, the Plan is hereby amended in the respects hereinafter set forth.

                     1. Section 1 of Article II of the Plan is hereby amended, effective as of January 1, 1991, to provide as follows:

                  1. ELIGIBILITY. An Employee who retires, dies, or otherwise terminates his employment with the Company under conditions that make such Employee or his Beneficiary eligible for a distribution under the ISP or the ESOP or both, and with respect to whom there have been one or more Prevented Allocations, shall be eligible for a benefit under the Plan. Notwithstanding the immediately preceding sentence, as a condition to eligibility for benefits under the Plan determined with reference to the ISP, an Employee must elect under the terms of the ISP to have contributed on his behalf as Tax Deferred Compensation Contributions the maximum amount permitted under Section 402(g) of the Code.

                     2. Section 2 of Article II of the Plan is hereby amended, effective as of January 1, 1991, to provide as follows:
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                  2.  PREVENTED ALLOCATION.

                  (a) With respect to any period prior to January 1, 1991, a Prevented Allocation means the amount determined as a Prevented Allocation under the provisions of the Plan as in effect from time to time prior to January 1, 1991.

                  (b) With respect to any period on or after January 1, 1991, a Prevented Allocation means an amount described below which, on or after January 1, 1991, would have been allocated to the account of an Employee under the ISP or the ESOP, as the case may be, but which was not so allocated, as follows:

                  (i) any allocation of Employer Contributions under Section 7.1 of the ISP which would have been made but for the operation of

                  (A)      Section 415(c)(1)(A) of the Code,
                           or

                  (B)      any annual dollar amount specified
                           in the ISP limiting Compensation,
                           as defined in Section 1.1(h) of the
                           ISP, covered by the ISP, or

                  (C)      Section 401(m) of the Code,

         provided that for purposes of determining such amount with respect to any Plan year, it shall be assumed that the Employee elected to contribute or have contributed on his behalf the maximum amount of Tax Deferred Compensation Contributions subject to matching under Section
         7.1 of the ISP which may have been made but for the operation of (1)
         Section 415(c)(1)(A) of the Code, (2) any annual dollar amount specified in the ISP limiting Compensation as defined in Section 1.1(h) of the ISP, covered by the ISP, (3) Section 401(m) of the Code;

                  (ii) any allocation of Employer contributions or forfeitures from any Shares and other assets released from the Suspense Fund under
         Section 6.1 of the ESOP which would have been made but for the operation of




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                  (A)      Section 415(c)(1)(A) of the Code,
                           or Section 415(c)(6) of the Code,
                           if applicable; or

                  (B) any annual dollar amount specified in the ESOP limiting Compensation, as defined in Section 1.8 of the ESOP, covered by the ESOP.

In no event, however, shall there be duplication of Prevented Allocation amounts under the Plan.

                           3.  Section 3 of Article II of the Plan is
amended, effective January 1, 1991, by deleting the Second Sentence of Section 3 in its entirety.

                              *      *      *

                           Executed at Cleveland, Ohio this       day of
                   , 1994.

                                       OGLEBAY NORTON COMPANY

                                       By ___________________________
                                          Title:

                                       And __________________________
                                           Title: